EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Amendment to Quarterly Report of Bionova Holding Corporation (the “Company”) on Form 10-Q/A for the period ended June 30, 2003 (the “Report”), I, Jose Manuel Garcia, Chief Executive Officer of the Company, hereby certify that to my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 19, 2004

/s/ JOSE MANUEL GARCIA
Jose Manuel Garcia
Chief Executive Officer